Vanguard Variable Insurance Funds
Diversified Value Portfolio
Summary Prospectus
 April 29, 2025
 The Portfolio’s statutory Prospectus and Statement of Additional Information dated April 29, 2025, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-522-5555 or by sending an email request to online@vanguard.com.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Portfolio seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.28%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio’s shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 35% of the average value of its portfolio.
1

Principal Investment Strategies
Vanguard Variable Insurance Funds Diversified Value Portfolio (the Portfolio) invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio’s share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio’s performance:
• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
• Investment style risk, which is the chance that returns from large- and mid- capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.
• Manager risk, which is the chance that poor security selection will cause the Portfolio to underperform relevant benchmarks or other funds with a similar investment objective.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of relevant market indexes, which have investment characteristics
2

similar to those of the Portfolio. The Portfolio’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio’s past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Diversified Value Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	19.06%	June 30, 2020
Lowest	-25.72%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Diversified Value Portfolio	14.89%	12.24%	9.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	14.37%	8.68%	8.49%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Investment Advisors
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Lazard Asset Management LLC (Lazard)
Portfolio Managers
George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Portfolio since 2019.
3

Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Portfolio since 2019.
Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Portfolio since 2019.
Henry Ross Seiden, Managing Director of Lazard. He has co-managed a portion of the Portfolio since 2022.
Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Portfolio.
Payments to Financial Intermediaries
The Portfolio and its investment advisors do not pay financial intermediaries for sales of Portfolio shares.
CFA® is a registered trademark owned by CFA Institute.
4

This page intentionally left blank.

This page intentionally left blank.

Vanguard Variable Insurance Funds Diversified Value Portfolio—Portfolio Number 278
To request additional information about the Portfolio, please visit vanguard.com or contact us at 800-522-5555.
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 278 042025